Supplement to the Prospectuses and Statement of Additional Information

                       Credit Suisse Small Cap Value Fund

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information, dated February 28, 2006.

Effective December 1, 2006, the fund's investment strategy will change to a quantitative approach. As a result, the fund's current policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued will change slightly. While the fund will still maintain a policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies, it will no longer select such securities on the basis of whether they appear to be undervalued. In addition, these securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach.

The fund will be managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Under the fund's new investment strategy, the portfolio managers will select securities for the fund using proprietary quantitative models, which are designed to:

     o forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum;

     o identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks; and

     o help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Under the fund's current investment strategy, the fund considers a "small-cap" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000(R) Index. Under the fund's new investment strategy, the portfolio managers will apply the proprietary quantitative models described above to companies that are represented in the Standard & Poor's SmallCap 600(R) Index (the "S&P 600 Index"), as well as other companies with similar attributes and capitalizations to the companies in the S&P 600 Index. A stock may be overweighted or underweighted in relation to the S&P 600 Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund will maintain investment attributes that are similar to those of the S&P 600 Index, and intends to limit its divergence from the S&P 600 Index in terms of market, industry and sector exposures.

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In addition, the fund currently employs a value oriented investment approach, seeking securities that appear to be undervalued. However, because the proprietary quantitative models described above do not demonstrate differing results for small-cap stocks based on value or growth characteristics, the fund's new investment strategy will not maintain a value focus. As a result, coinciding with the change in the fund's investment strategy, the name of the fund will change to "Credit Suisse Small Cap Core Fund."

In addition, in connection with the fund's change in investment strategy, the fund's advisory fee will be reduced from 0.875% of its average daily net assets up to $100 million; 0.75% of its average daily net assets in excess of $100 million but less than $200 million; and 0.625% of its average daily net assets over $200 million to the lower of (a) 0.70% of its average daily net assets, or
(b) the current fee.

The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

Dated:  September 26, 2006                                 16-0906
                                                           for
                                                           SCV-PRO-CMN
                                                           USEQVAL-PRO-LOAD
                                                           2006-035